Table of Contents

      USAA Family of Funds                                          1
      Message from the President                                    2
      Investment Review                                             4
      Message from the Manager                                      5
      Financial Information:
         Independent Auditors' Report                               8
         Portfolio of Investments                                   9
         Notes to Portfolio of Investments                         11
         Statement of Assets and Liabilities                       12
         Statement of Operations                                   13
         Statements of Changes in Net Assets                       14
         Notes to Financial Statements                             15










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index                            Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]


When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

    "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past  performance  is no guarantee of future results.










Investment Review


USAA GOLD FUND

OBJECTIVE: Long-term capital appreciation and to protect the purchasing power of your capital against inflation, with a secondary objective of current income.

TYPES OF INVESTMENTS: Invests primarily in equity securities of domestic and foreign gold exploration, mining, or processing companies.


--------------------------------------------------------------------------------
                                            5/31/99              5/31/98
================================================================================
  Net Assets                             $82.5 Million        $93.2 Million
  Net Asset Value Per Share                  $5.33                $5.87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99
================================================================================
      1 Year                       5 Years                     10 Years
      -9.20%                        -9.57%                      -3.30%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 05/31/89 through 05/31/99. The data points from the graph are as follows:

              USAA Gold             S&P 500                            Gold
                Fund                 Index         Philadelphia       Bullion
             -----------          -----------      ------------     -----------

05/31/89       $10,000              $10,000          $10,000         $10,000
11/30/89        12,690               10,970           13,808          11,281
05/31/90        10,300               11,658           12,421          10,035
11/30/90         8,479               10,589            9,861          10,637
05/31/91         8,489               13,029            9,523           9,961
11/30/91         8,962               12,738            9,733          10,124
05/31/92         8,222               14,310            8,679           9,328
11/30/92         7,633               15,087            7,613           9,237
05/31/93        12,165               15,969           12,854          10,433
11/30/93        11,657               16,608           13,733          10,252
05/31/94        11,816               16,647           13,919          10,713
11/30/94        11,000               16,781           11,881          10,589
05/31/95        12,058               20,003           13,882          10,622
11/30/95        11,710               22,978           14,011          10,719
05/31/96        14,911               25,686           17,225          10,795
11/30/96        12,028               29,377           13,904          10,263
05/31/97        10,848               33,248           12,067           9,552
11/30/97         7,040               37,750            8,193           8,203
05/31/98         7,871               43,440            8,643           8,115
11/30/98         7,442               46,691            8,209           8,173
05/31/99         7,147               52,576            7,042           7,424

Data from 05/31/89 through 05/31/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.










Message from the Manager



[PHOTOGRAPH OF PORTFOLIO MANAGER: MARK W. JOHNSON, CFA, APPEARS HERE.]


THE GOLD MARKET
For the fiscal year ending May 31, 1999, gold prices began at $293.60 and ended at $268.60, a decline of 8.5%. Prices hit a 20-year low of $268.25 on May 27. Major factors behind the decline were the U.K. Treasury's announcement of intent to sell 58% of its gold reserves throughout the next three to five years, the approval by Swiss voters of a constitutional revision severing the link between gold and the Swiss franc, the endorsement by several governments of the sale of International Monetary Fund gold reserves (though this would require approval of the U.S. Congress for actual execution), and continued U.S. dollar strength. Meanwhile, consumption of gold by jewelers and others has been quite strong. Indeed, in calendar year 1998, global fabrication demand equaled 3,709 metric tonnes versus mine supply of 2,555 tonnes. Most of the 1,154 tonne difference was made up by a record level of scrap recovery as a result of Asians converting gold to cash during their financial crisis in early 1998.

Most observers expect higher demand, flattish production, and much lower levels of scrap recovery in 1999. Barring higher levels of central bank selling and lending, producer hedging, or speculative short selling to fill the gap, the gold price should, if anything, rise from current levels. However, there has been concerted short selling so far in 1999, especially after the U.K. Treasury's announcement. Moreover, even if the short sellers were forced to cover, we do not believe that the gold price would rise significantly. Alan Greenspan rather neatly summarized the gold market's predicament on July 30, 1998, when he noted that "private counterparties in oil contracts have virtually no ability to restrict worldwide supply of this commodity. Nor can private counterparties restrict supplies of gold, another commodity whose derivatives are often traded over-the-counter, where central banks stand ready to lease gold in increasing quantities should the price rise." However, as the end of the millennium approaches, the willingness of central banks to accept Y2K counterparty risk at current low lease rates may erode, leading to a year-end price spike.

Psychology in the gold markets is dismal with most observers bearish. Some have turned bearish to the point of paranoia with much talk of an alleged conspiracy between central banks, bullion banks, and (everybody's favorite whipping boy) hedge funds to keep the gold price low. We do not subscribe to conspiracy theories but do note that the despair that is manifest in these theories is characteristic of market bottoms. Nor do we believe that central banks will keep selling until every last ounce of gold is gone. Again, Alan Greenspan on May 20, 1999, in response to a question during congressional testimony on whether the U.S. should sell some of its 8,138 tonnes of gold, responded, "This was debated in the U.S. in 1976. The conclusion was we should hold our gold. Gold still represents the ultimate form of payment in the world. Germany in 1944 could buy materials during the war only with gold. Fiat money in extremis is accepted by nobody. Gold is always accepted."

FUND PERFORMANCE AND STRATEGY
Total return for the Gold Fund was -9.20% for the fiscal year ending May 31, 1999. Prices of gold mining common stocks suffered a more dramatic fall than the gold price itself because of the high degree of operating leverage at the mining companies. Although the absolute performance of the Fund has been disappointing, Lipper Analytical Services, Inc. ranked the USAA Gold Fund in the top 25%--or 9th out of 44 funds--for total return in the Gold Oriented category for the 1-year period ending May 31, 1999, and in the top 25%--or 7th out of 28 funds--for the 5-year period. (1)

Seven stocks performed particularly well during the fiscal year. Stillwater Mining (+97.6%), Euro-Nevada Mining (+55.7%), and Franco-Nevada Mining (+45.1%) were held throughout the year. Stillwater, the only U.S. producer of platinum and palladium, benefited from favorable demand and supply factors in the palladium market. The stock was also rewarded because of significant initiatives undertaken by management to expand production and enhance the economics of its mine. Euro-Nevada and Franco-Nevada reported significant reserve increases at--and a successful start-up of--a jointly owned mine in Nevada. The Fund also benefited from merger activity, with Getchell Gold (+43.5%) and Samax Gold (+36.3%) being bought out. Finally, two more recent purchases took off shortly after we acquired them. These were Impala Platinum (+103.7%), aided by better metal prices and the settlement of outstanding litigation, and Randgold Resources (+85.2%), where a major development project was successfully advanced.

Five stocks performed particularly poorly. These were Dayton Mining, Greenstone Resources, Rio Narcea Gold Mines, TVX Gold, and Vengold. All have been sold except for Rio Narcea because we think the problems may be transitory rather than structural.

Our strategy is to emphasize well-managed and prudently financed low-cost producers with good production or reserve growth potential which sell at reasonable valuations on a risk-adjusted basis. We endeavor to improve the Fund's quality and growth prospects by redeploying assets from stocks that no longer meet the above criteria to ones that do. In that regard, twelve positions were exited either by sale or because of merger activity in the course of the fiscal year and ten new positions were established.




        ----------------------------------------------------------------
        Sold                                                   Purchased
        ----------------------------------------------------------------
        Dayton Mining Corp.                Anglo American Platinum Corp.
        Gencor Ltd.                                           Delta Gold
        Gold Fields of South Africa                       Francisco Gold
        Greenstone Resources                      Geomacque Explorations
        Homestake Mining Co.                         Harmony Gold Mining
        Repadre Capital                   Impala Platinum Holdings, Ltd.
        TVX Gold, Inc.                      Randgold Resources, Ltd. GDR
        Vengold, Inc.                                      Resolute Ltd.
        ----------------------------------------------------------------
                                             Acquired Pursuant to Tender
        Tendered                               or other Corporate Action
        ----------------------------------------------------------------
        Getchell Gold Corp.                             Gold Fields Ltd.
        Golden Knight Resources, Inc.                   Repadre Capital
        Newmont Gold Corp.
        Samax Gold
        ----------------------------------------------------------------


                    ------------------------------------------
                              TOP 10 EQUITY HOLDINGS*
                                (% OF NET ASSETS)
                    ------------------------------------------
                    Placer Dome, Inc.                     7.4
                    Stillwater Mining Co.                 7.4
                    Barrick Gold Corp.                    7.3
                    Goldcorp, Inc. "A"                    6.4
                    Freeport-McMoRan Copper &
                      Gold, Inc. "A"                      6.4
                    Agnico-Eagle Mines Ltd.               5.9
                    Compania de Minas Buena
                      Ventura S.A. ADR                    5.2
                    Franco-Nevada Mining Corp. Ltd.       4.3
                    Ashanti Goldfields Co. Ltd. GDR       4.3
                    Meridian Gold, Inc.                   4.2
                    -----------------------------------------
                                *As of May 31, 1999


(1) Lipper Analytical Services, Inc. is an independent organization that monitors the performance of mutual funds. Fund rankings awarded by Lipper are based on total returns. The Fund's ranking in the Gold Oriented category for the 10-year period ended May 31, 1999, was 13 out of 22.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

Foreign, gold, and real estate investing are subject to additional risks which are discussed in the Fund's prospectus.

See page 9 for a complete listing of the Portfolio of Investments.










Independent Auditors' Report


KPMG


The Shareholders and Board of Trustees

USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Gold Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Gold Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                             KPMG LLP


San Antonio, Texas
July 2, 1999










USAA GOLD FUND
PORTFOLIO OF INVESTMENTS


May 31, 1999



                                                                         Market
    Number                                                                Value
  of Shares            Security                                           (000)
--------------------------------------------------------------------------------
                   COMMON STOCKS (97.9%)

              African Gold Companies (13.6%)
    475,000   Ashanti Goldfields Co. Ltd. GDR                            $ 3,562
  1,000,000   Gold Fields Ltd.                                             3,129
    550,000   Harmony Gold Mining Co. Ltd.                                 2,683
    400,000   Randgold Resources, Ltd. GDR *, (a)                          1,852
--------------------------------------------------------------------------------
                                                                          11,226
--------------------------------------------------------------------------------

              Australian Gold Companies (12.0%)
  2,500,000   Acacia Resources Ltd.                                        2,677
  1,700,000   Delta Gold N.L.                                              2,331
  2,000,000   Lihir Gold Ltd. *                                            1,436
  1,000,000   Ranger Minerals NL *                                         1,632
  3,000,000   Resolute Ltd.                                                1,802
--------------------------------------------------------------------------------
                                                                           9,878
--------------------------------------------------------------------------------

              North American Gold Companies (49.6%)
    900,000   Agnico-Eagle Mines Ltd.                                      4,894
    350,000   Barrick Gold Corp.                                           6,037
    275,000   Euro-Nevada Mining Corp. Ltd.                                3,417
    125,000   Francisco Gold Corp.                                           891
    225,000   Franco-Nevada Mining Corp. Ltd.                              3,574
    400,000   Freeport-McMoRan Copper & Gold, Inc. "A"                     5,250
    300,000   Geomaque Explorations Ltd. *                                   204
  1,000,000   Goldcorp, Inc. "A" *                                         5,262
    700,000   Meridian Gold, Inc. *                                        3,456
     75,000   Newmont Mining Corp.                                         1,336
    550,000   Placer Dome, Inc.                                            6,119
    800,000   Rio Narcea Gold Mines Ltd. *                                   516
--------------------------------------------------------------------------------
                                                                          40,956
--------------------------------------------------------------------------------

              South American Gold Companies (5.2%)
    300,000   Compania de Minas Buenaventura S.A. ADR                      4,256
--------------------------------------------------------------------------------

              Precious Metals and Minerals Companies (17.5%)
    300,000   Aber Resources Ltd. *                                        2,168
    100,000   Anglo American Platinum Corp.                                1,839
    150,000   Dia Met Minerals Ltd. "A" *                                  1,935
    100,000   Impala Platinum Holdings Ltd.                                2,397
    190,000   Stillwater Mining Co. *                                      6,068
--------------------------------------------------------------------------------
                                                                          14,407
--------------------------------------------------------------------------------
              Total common stocks (cost: $102,881)                        80,723
--------------------------------------------------------------------------------

Principal                                                                Market
 Amount                                            Coupon                 Value
 (000)                 Security                     Rate     Maturity      (000)
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT & AGENCY ISSUE (2.5%)

              Discount Note
 $2,074       Federal Home Loan Mortgage Corp.
                (Cost: $2,073)                       4.72%    6/01/1999  $ 2,073
--------------------------------------------------------------------------------
              Total investments (cost $104,954)                          $82,796
================================================================================












USAA GOLD FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999



GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At May 31, 1999, this security represented 2.2% of the Fund's net assets.

* Non-income producing security.



See accompanying notes to financial statements.







USAA GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999



ASSETS
   Investments in securities, at market value (identified cost of $104,954)        $ 82,796
   Cash                                                                                  22
   Cash denominated in foreign currencies (identified cost of $168)                     169
   Receivables:
      Capital shares sold                                                                53
      Dividends and interest                                                             74
   Unrealized appreciation on foreign currency contracts held, at value                   1
                                                                                   --------
         Total assets                                                                83,115
                                                                                   --------
LIABILITIES
   Securities purchased                                                                 447
   Capital shares redeemed                                                               20
   USAA Investment Management Company                                                    57
   USAA Transfer Agency Company                                                          13
   Accounts payable and accrued expenses                                                 87
                                                                                   --------
         Total liabilities                                                              624
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $ 82,491
                                                                                   ========

REPRESENTED BY:
   Paid-in capital                                                                 $158,195
   Accumulated undistributed net investment loss                                         (2)
   Accumulated net realized loss on investments                                     (53,545)
   Net unrealized depreciation of investments                                       (22,158)
   Net unrealized appreciation on foreign currency translations                           1
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $ 82,491
                                                                                   ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                   15,475
                                                                                   ========
   Net asset value, redemption price, and offering price per share                 $   5.33
                                                                                   ========


See accompanying notes to financial statements.











USAA GOLD FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $48)                  $ 1,112
      Interest                                                              136
                                                                       --------
         Total income                                                     1,248
                                                                       --------
   Expenses:
      Management fees                                                       672
      Transfer agent's fees                                                 461
      Custodian's fees                                                       84
      Postage                                                                37
      Shareholder reporting fees                                             19
      Trustees' fees                                                          4
      Registration fees                                                      45
      Professional fees                                                      34
      Other                                                                  10
                                                                       --------
         Total expenses                                                   1,366
                                                                       --------
            Net investment loss                                            (118)
                                                                       --------
Netrealized and unrealized gain (loss) on investments and
  foreign currency:
   Net realized loss on:
      Investments                                                       (14,856)
      Foreign currency transactions                                         (14)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         8,015
      Foreign currency translations                                           5
                                                                       --------
            Net realized and unrealized loss                             (6,850)
                                                                       --------
Decrease in net assets resulting from operations                        $(6,968)
                                                                       ========


See accompanying notes to financial statements.










USAA GOLD FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,



                                                               1999       1998
                                                            --------------------
From operations:
   Net investment loss                                      $   (118)  $   (418)
   Net realized loss on investments                          (14,856)    (4,994)
   Net realized loss on foreign currency transactions            (14)        (3)
   Change in net unrealized appreciation/depreciation of:
      Investments                                              8,015    (27,241)
      Foreign currency translations                                5         (4)
                                                            -------------------
      Decrease in net assets resulting from operations        (6,968)   (32,660)
                                                            -------------------
From capital share transactions:
   Proceeds from shares sold                                  66,230     91,011
   Cost of shares redeemed                                   (69,997)   (86,294)
                                                            -------------------
      Increase (decrease) in net assets from capital share
         transactions                                         (3,767)     4,717
                                                            -------------------
Net decrease in net assets                                   (10,735)   (27,943)
Net assets:
   Beginning of period                                        93,226    121,169
                                                            -------------------
   End of period                                            $ 82,491   $ 93,226
                                                            ===================
Accumulated undistributed net investment loss:
   End of period                                            $     (2)  $     (4)
                                                            ===================
Change in shares outstanding:
   Shares sold                                                12,316     14,007
   Shares redeemed                                           (12,712)   (13,118)
                                                            -------------------
      Increase (decrease) in shares outstanding                 (396)       889
                                                            ===================


See accompanying notes to financial statements.













USAA GOLD FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the great majority of the Fund's assets in equity securities of domestic and foreign gold exploration, mining, or processing companies. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $178,000, to decrease accumulated undistributed net investment loss by $134,000, and to decrease accumulated net realized loss on investments by $44,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1.  Market  value  of  securities,   other  assets, and  liabilities at the mean
between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had 7 borrowings, averaging $676,316 with an average length of 1 day, and incurred $821 in interest expense.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $52.9 million which will expire in 2000-2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended May 31, 1999, were $28.6 million and $30.1 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $6.8 million and $29.0 million, respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Sell:

-------------------------------------------------------------------------------------------
                             U.S. Dollar
 Exchange    Contracts to    Value as of      In Exchange       Unrealized      Unrealized
   Date        Deliver         5/31/99      for U.S. Dollar    Appreciation    Depreciation
-------------------------------------------------------------------------------------------
 6/01/99         177             $28              $29               $1             $  -
          South African Rand
===========================================================================================


(6) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                Year Ended May 31,
                           ----------------------------------------------------------
                              1999       1998         1997        1996         1995
                           ----------------------------------------------------------
Net asset value at
   beginning of period     $  5.87     $  8.09     $  11.12     $   9.00     $   8.83
Net investment
   income (loss)              (.01)(a)    (.03)(a)     (.01)(a)     (.02)         .01
Net realized and
   unrealized gain (loss)     (.53)      (2.19)       (3.02)        2.15          .17
Distributions from net
   investment income           -           -            -           (.01)        (.01)
                           ----------------------------------------------------------
Net asset value at
   end of period           $  5.33     $  5.87     $   8.09     $  11.12     $   9.00
                           ==========================================================
Total return (%) *           (9.20)     (27.44)      (27.25)       23.66         2.05
Net assets at end of
   period (000)            $82,491     $93,226     $121,169     $167,067     $160,223
Ratio of expenses to
   average net assets (%)     1.52        1.46         1.31         1.33         1.28
Ratio of net investment
   income (loss) to
   average net assets (%)     (.13)       (.42)        (.11)        (.14)         .10
Portfolio turnover (%)       33.48       19.62        26.40        16.48        34.76


  * Assumes reinvestment of all dividend income distributions during the period.
(a) Calculated using weighted average shares.










TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777